UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

In a press release dated February 20, 2018, The Cheesecake Factory Incorporated (the “Company”) announced that it will present at the Raymond James 39th Annual Institutional Investors Conference in Orlando, Florida on March 6, 2018 at 10:25 a.m. Eastern Time. David Gordon, President, and Matthew Clark, Executive Vice President and Chief Financial Officer, will present on behalf of the Company.

The presentation will be webcast on the Company’s website at investors.thecheesecakefactory.com. A replay of the webcast will be available for seven days following the live presentation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                    Press release dated February 20, 2018, entitled “The Cheesecake Factory to Present at the Raymond James 39th Annual Institutional Investors Conference”

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 20, 2018, entitled “The Cheesecake Factory to Present at the Raymond James 39th Annual Institutional Investors Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President, Chief Financial Officer